UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

Barzel Industries Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33342 (Commission File Number)	20-4790836 (I.R.S. Employee Identification Number)

320 Norwood Park South – 2nd Floor
Norwood, Massachusetts 02062
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (781) 762-0123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2009, Carl A. Rojas departed Barzel Industries Inc. as Controller and Principal Accounting Officer to pursue other opportunities. Corrado De Gasperis, our Principal Executive Officer, will serve as interim Principal Accounting Officer until a new Principal Accounting Officer is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barzel Industries Inc.
Date:	March 12, 2009	By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Vice President, Strategic Counsel